Exhibit 10.9

ELEISON PHARMACEUTICALS INC.

2020 EQUITY COMPENSATION PLAN

ELEISON PHARMACEUTICALS INC.

2020 EQUITY COMPENSATION PLAN

The purpose of the Eleison Pharmaceuticals Inc. 2019 Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Eleison Pharmaceuticals Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Options that were granted under the Eleison Pharmaceuticals, LLC 2012 Omnibus Unit Incentive Plan (or any predecessor plan) (the “LLC Plan”) and were converted to stock options to purchase Company common stock (the “Converted Awards”) will be subject to the terms and conditions of the applicable award agreements and the LLC Plan; however, the shares with respect to such outstanding Converted Awards will be issued or transferred under this Plan.

SECTION 1         Administration

(a) Committee. The Plan shall be administered and interpreted by the Board or by a committee consisting of members of the Board, which shall be appointed by the Board. However, the Board shall approve and administer all Grants (as defined below in Section 2) made to non- employee members of the Board. The Board or the committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent the Board, committee or subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board, committee or subcommittee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, and (v) resolve any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

SECTION 2         Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights (“SARs”) as described in Section 8, and other equity-based awards as described in Section 9 (“Other Equity Awards”) (collectively referred to herein as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the Grantee’s (as defined below in Section 4(b)) acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, the Grantee’s beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

SECTION 3         Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of Company common stock, $0.01 par value per share (“Company Stock”), that may be issued or transferred under the Plan and the Converted Awards is 800,000 shares.

(b) Determination of Authorized Shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock. If and to the extent Options or SARs granted under the Plan or Converted Awards terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, or Other Equity Awards are forfeited, the shares subject to such Grants and Converted Awards shall again be available for purposes of the Plan.

(c) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the kind and number of shares covered by outstanding Grants and Converted Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants and Converted Awards shall be equitably adjusted by the Committee, in such a manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants and Converted Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control (as defined below in Section 13) of the Company, the provisions of Section 14 of the Plan shall apply. Any adjustments to outstanding Grants and Converted Awards shall be consistent with Section 409A or 424 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

SECTION 4         Eligibility for Participation

(a) Eligible Persons. All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall be referred to herein as “Grantees.”

SECTION 5         Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or a subsidiary (within the meaning of Section 424(f) of the Code) of the Company. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below in Section 5(b)(iii)) of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price during regular trading hours of Company Stock on the relevant date or (if there were no trades on that date) the last reported sale price during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock during regular trading hours on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e) Grants to Non-Exempt Employees. Notwithstanding any provision of the Plan to the contrary, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability (as defined below in Section 5(f)(vi)(B)) or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability or Death.

(i)         Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below in Section 5(f)(vi)(C)) as an Employee, Non-Employee Director or Key Advisor.

(ii) In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than on account of the Grantee’s Disability, death, or on account of a termination by the Employer (as defined below in Section 5(f)(vi)(D)) for Cause (as defined below in Section 5(f)(vi)(A)), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination by the Employer for Cause, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(ii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi)         For purposes of the Plan:

(A) “Cause” shall mean, except to the extent otherwise specified by the Committee, a finding by the Committee that the Grantee has (i) materially breached his or her employment or service contract with the Employer, (ii) engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) breached any written non-competition or non-solicitation, confidentiality or invention assignment agreement between the Grantee and the Employer, or (v) engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(B) “Disability” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(C) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Non-Employee Director or Key Advisor (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Non-Employee Director or Key Advisor), unless the Committee determines otherwise.

(D) “Employer” shall mean the Company and its subsidiaries, as determined by the Committee.

(g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) after a Public Offering (as defined below in Section 21) of the Company’s stock, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) with the approval of the Committee, by surrender of all or any part of the vested Shares for which the Option is exercisable to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any Withholding Taxes due (pursuant to Section 10 below) at such time as may be specified by the Committee.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a subsidiary (within the meaning of Section 424(f) of the Code) of the Company. The aggregate number of shares of Company Stock that may be issued under the Plan as Incentive Stock Options is 81,618 shares, and all shares issued under the Plan as Incentive Stock Options shall count against the limit in Section 3(a).

SECTION 6      Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. Unless the Committee determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a successor under Section 11(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

SECTION 7         Stock Units

The Committee may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. Unless the Committee determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

SECTION 8         Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument, not to exceed ten years from the date of grant, and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees. Notwithstanding anything in the Plan to the contrary, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

SECTION 9         Other Equity Awards

The Committee may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of the Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non- Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

SECTION 10         Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to withholding of applicable income tax (including U.S. federal, state, and local tax and/or foreign income tax), employment tax (including FICA), payroll tax, social security tax, social insurance, contributions, payment on account obligations, national and local tax or other amounts required to be withheld, collected or accounted for by the Employer in connection with any taxable event with respect to the Grant (the “Withholding Taxes”). The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any Withholding Taxes with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any Withholding Taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s obligation for Withholding Taxes with respect to Grants paid in Company Stock by having shares withheld that have a Fair Market Value equal to the amount of tax to be withheld. Share withholding for taxes shall be based on the Grantee’s minimum applicable tax withholding rate, or such other rate permitted by the Committee that does not cause adverse accounting consequences. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

SECTION 11         Transferability of Grants

(a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee consistent with the applicable securities laws and Section 11(c) below. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

(c) Prohibition on Certain Transactions. Prior to the date the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), outstanding Grants under the Plan, together with the shares of Company Stock subject to such Grants, shall not be the subject of any hedge transactions. Except as otherwise provided in Section 11(a) or (b) above, until the date the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, outstanding Grants under the Plan, together with the shares of Company Stock subject to such Grants, shall not be the subject of any pledges, gifts, hypothecations or other transfers, other than pursuant to the Company’s repurchase rights or in connection with a Change of Control of the Company in which such Grants shall terminate and cease to be outstanding. In addition, all Grants and the Company Stock underlying such Grants under the Plan shall be subject to any applicable hedging, pledging and other policies, that may be implemented by the Board from time to time.

SECTION 12         Right of First Refusal; Repurchase Right

(a) Offer. Prior to the consummation of a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Company Stock, (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and (v) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.

(b) Sale. In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c) Assignment of Rights. The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 12. If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining stockholders of the Company in the same proportion that each stockholder’s stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

(d) Purchase by the Company. Prior to the consummation of a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Employer, the Company shall have the right to purchase all or part of any Company Stock distributed to the Grantee under this Plan at its then current Fair Market Value or at such other price as may be established in the Grant Instrument; provided, however, that such repurchase shall be made in accordance with applicable law and shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e) Public Offering. On and after the consummation of a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 12. The requirements of this Section 12 shall lapse and cease to be effective upon a Public Offering.

(f) Stockholder’s or Other Agreement. Notwithstanding the provisions of this Section 12, if the Committee requires that a Grantee execute a stockholder’s or other agreement with respect to any Company Stock distributed pursuant to this Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 12 shall not apply to such Company Stock, unless the Committee determines otherwise.

SECTION 13         Change of Control of the Company

(a) Change of Control. As used herein, a “Change of Control” shall be deemed to have occurred if:

(i) Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction or series of related transactions pursuant to which the Company issues securities in a bona fide sale to raise funds for operations, (B) a Public Offering or (C) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors; or

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(b) Other Definition. The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with Section 409A of the Code or otherwise.

SECTION 14         Consequences of a Change of Control

(a) The Committee may provide in any Grant Instrument terms under which Grants may vest and, as applicable, be exercisable or payable in the event of a Change of Control or in the event of a Grantee’s termination of employment or service in connection with, upon or within a specified time period after a Change of Control.

(b) In addition, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that (x) outstanding Options and SARs shall accelerate, in whole or in part, and become fully exercisable and (y) outstanding Stock Awards, Stock Units and Other Equity Awards shall become fully vested, in whole or in part, and shall be payable on terms determined by the Committee, (ii) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that Grantees surrender their outstanding Options and SARs, in whole or in part, in exchange for one or more payments, in cash or Company Stock as determined by the Committee, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Committee determines, (iv) after giving Grantees an opportunity to exercise their outstanding Options and SARs, in whole or in part, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate or (v) determine that any Grants that are unvested and unexercisable shall be terminated. Such acceleration, assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify and the Grantee agrees to take all necessary and desirable actions in connection with the consummation of the Change of Control, including the execution of such agreement and such instruments and other actions reasonably necessary to provide the representation, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements, releases and other provisions and agreements related to the Change of Control. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock equals or is less than the per share Exercise Price or base amount, as applicable, the Company shall not be required to make any payment to the Grantee upon surrender of the Option or SAR.

SECTION 15         Limitations on Issuance or Transfer of Shares

(a) Stockholder’s or Other Agreement. The Committee may require that a Grantee execute a stockholder’s or other agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

(b) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company, a Grantee (including any successor or assigns) shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares or other securities of the Company held by the Grantee (other than those included in the registration) during the 30-day period preceding and the 180-day period following the effective date of a registration statement filed by the Company for such underwriting (or such longer period as the Managing Underwriter or the Company shall request in order to facilitate compliance with applicable rules, regulations and such other factors that the Board deems appropriate) (the “Market Standoff Period”). The Grantee agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the Managing Underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

SECTION 16         Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date (as defined below in Section 20), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b). In addition, an outstanding Grant may be amended by the Committee consistent with the Plan, provided that such amendment does not impair the rights of the Grantee unless the Grantee consents to such amendment.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

SECTION 17         Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

SECTION 18         Rights of Grantees

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

SECTION 19          No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SECTION 20         Effective Date of the Plan

(a) Effective Date. The Plan shall be effective as of November 12, 2020 (the “Effective  Date”), subject to stockholder approval of the Plan within 12 months of such date.

(b) Public Offering. The provisions of the Plan that refer to a Public Offering shall be effective, if at all, upon the initial registration of the Company Stock under Section 12(b) or Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

SECTION 21         Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its affiliates in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. After a Public Offering of the Company, with respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. It is the intent of the Company that the Plan and Incentive Stock Options granted under the Plan comply with the applicable provisions of Section 422 of the Code and that, to the extent applicable, Grants made under the Plan comply with, or are exempt from, the requirements of Section 409A of the Code and the regulations thereunder. To the extent that any legal requirement as set forth in the Plan ceases to be required under applicable law, the Committee may determine that such Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant or the Plan to bring a Grant or the Plan into compliance with any applicable law or regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Section 409A. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Grants shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If a Grant is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (iii) payments to be made upon a Change of Control shall only be made upon a “change of control event” under Section 409A of the Code, (iv) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (v) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Grant granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as described below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the Grantee dies during such six month period, any postponed amounts shall be paid within 60 days of the Grantee’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. Notwithstanding anything in this Plan or any Grant Instrument to the contrary, each Grantee shall be solely responsible for the tax consequences of Grants under this Plan, and in no event shall the Company have any responsibility or liability if any Grant does not meet the applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(d) Employees Subject to Taxation outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(e) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

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